PIMCO ETF Trust

Supplement Dated August 3, 2015 to the

Actively-Managed Exchange-Traded Funds Prospectus, dated October 31, 2014, as supplemented from time to time (the “Prospectus”)

Disclosure Related to PIMCO Total Return Active Exchange-Traded Fund

Effective immediately, the following is added to the “Management of the Funds” section of the Prospectus.

Legal Proceedings

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”). The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, the fund’s performance disclosures for that period, and the firm’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on BOND or on PIMCO’s ability to provide investment management services to BOND or any other fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional developments in connection with this matter, the foregoing disclosure will be updated only if those developments are material.

Investors Should Retain This Supplement for Future Reference

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